SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2004

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-10864 (Commission File Number)	41-1321939 (I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.
Signatures

Item 5. Other Events and Regulation FD Disclosure.

     In connection with the proposed transaction between UnitedHealth Group Incorporated and Oxford Health Plans, Inc., the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired at 11:59 p.m. on July 16, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2004

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ David J. Lubben
David J. Lubben
General Counsel & Secretary